UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2023

SYLVAMO CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-40718

Delaware	86-2596371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6077 Primacy Parkway, Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	SLVM	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Cooperation Agreement

On February 14, 2023 (the “Effective Date”), Sylvamo Corporation (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Atlas FRM LLC and certain of its affiliates (collectively, the “Atlas Group”) regarding the membership and composition of the Company’s board of directors (the “Board”) and related matters.

Pursuant to the Cooperation Agreement, the Company has agreed to, among other things, (1) appoint Karl Meyers and Mark Wilde (each, a “New Director”) as directors of the Company, effective March 1, 2023, (2) cause one of the New Directors to be appointed to two standing committees of the Board and the other New Director to be appointed to one standing committee of the Board, effective upon their appointment to the Board, provided that, at least one of the New Directors will be appointed to the Management Development and Compensation Committee and at least one of the New Directors will be appointed to the Nominating and Corporate Governance Committee, and (3) include the New Directors in the Company’s slate of nominees for the election of directors at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”) and recommend that the Company’s stockholders vote in favor of their election at the Annual Meeting.

The Cooperation Agreement further provides that:

•

if the Atlas Group’s ownership level falls below 10% of the Company’s then issued and outstanding voting securities, one New Director (as designated by the Atlas Group) will immediately resign, and if the Atlas Group’s ownership level falls below 5% of the Company’s then issued and outstanding voting securities, the remaining New Director will immediately resign (such that neither New Director will continue to serve on the Board in that case); and

•

in the event that any New Director is no longer able or willing to serve, or resigns, as a director of the Company, the Atlas Group will be permitted to propose a replacement director, provided that the Atlas Group will lose the foregoing replacement rights with respect to one of the two New Directors if its ownership level is less than 10% of the Company’s then issued and outstanding voting securities and will lose the foregoing replacement rights with respect to both of the two New Directors if its ownership level is less than 5% of the Company’s then issued and outstanding voting securities.

The Cooperation Agreement includes certain voting commitments, standstill obligations and restrictions on transfer on the part of the Atlas Group and mutual non-disparagement provisions that generally remain in place until the later of: (1) December 31, 2023 or 30 days prior to the director nomination deadline under the Company’s bylaws for the Company’s 2024 annual meeting of stockholders (whichever date is earlier), and (2) five business days after no New Director (or any replacement) is serving on the Board, subject to certain exceptions as further described in the Cooperation Agreement.

In addition, the Company has agreed to file within 30 days of the Effective Date a shelf registration statement with the Securities and Exchange Commission to permit the Atlas Group to sell shares of the Company’s common stock beneficially owned by the Atlas Group, subject to the limitations set forth in the Cooperation Agreement.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment and Termination of Rights Agreement

On February 15, 2023, the Company entered into an amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of April 22, 2022 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A. The Rights Agreement Amendment accelerates the expiration of the preferred stock purchase rights (the “Rights”) from the close of business on April 21, 2023 to the close of business on February 15, 2023, and the Rights Agreement will terminate at such time. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Amendment and Termination of Rights Agreement” is incorporated herein by reference.

Item 3.03.	Material Modification of the Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Amendment and Termination of Rights Agreement” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Cooperation Agreement” is incorporated herein by reference.

On February 14, 2023, pursuant to the Cooperation Agreement, the Board increased the size of the Board from nine to eleven directors and appointed Karl Meyers and Mark Wilde to the Board, in each case, effective as of March 1, 2023.

Mr. Meyers has more than 40 years of experience in the paper sector, most recently serving as the Chief Executive Officer and Chairman of Soundview Paper Holdings, a leading manufacturer of towel and tissue products. Mr. Meyers received his Bachelor of Science and MBA from Northeastern State University.

Dr. Wilde served as a senior analyst in equity research for Bank of Montreal Capital Markets, a full-service financial services provider for corporate, institutional and government clients, on the North American Paper, Packaging and Forest Products sector from 2014 through 2022. Before joining Bank of Montreal, Dr. Wilde spent more than 25 years at Deutsche Bank and predecessor firms BT Alex Brown and Bankers Trust. He graduated from Alma College, where he studied history and accounting. He holds a Ph.D. from the University of Delaware.

For their service as non-employee directors of the Company, Mr. Meyers and Dr. Wilde will receive compensation in accordance with the Company’s standard compensation program for its non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 6, 2022.

There are no transactions in which either Mr. Meyers or Dr. Wilde has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on April 22, 2022, the Company filed a Certificate of Designations of Series A Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”). Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD.

On February 15, 2023, the Company issued a press release addressing the matters described in this Current Report on Form 8-K and such press release is attached hereto and furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Preferred Stock of Sylvamo Corporation, dated February 15, 2023.

4.1	Amendment No. 1, dated February 15, 2023, to Rights Agreement, dated as of April 22, 2022, between Sylvamo Corporation and Computershare Trust Company, N.A.

10.1*	Cooperation Agreement, dated February 14, 2023, by and among Sylvamo Corporation and the persons and entities set forth on the exhibit thereto.

99.1	Press Release dated February 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to the Cooperation Agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sylvamo Corporation

Date: February 15, 2023		/s/ Matthew L. Barron
	Name:	Matthew L. Barron
	Title:	Senior Vice President and General Counsel